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                                                                    EXHIBIT 10.5

                                   EXHIBIT B

                          SAPIENT HEALTH NETWORK, INC.
                           1996 STOCK INCENTIVE PLAN


      1.    PURPOSES AND SCOPE OF THE PLAN.

            1.1 PURPOSES OF PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            1.2 SCOPE OF PLAN. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

      2.    DEFINITIONS. As used herein, the following definitions shall apply:

            2.1 "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

            2.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

            2.3   "COMMON STOCK" shall mean the Common Stock of the Company.

            2.4 "COMPANY" shall mean SAPIENT HEALTH NETWORK, INC., an Oregon corporation.

            2.5 "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4.1 of the Plan, if one is appointed.

            2.6 "CONSULTANT" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services and any director of the Company whether compensated for such services or not.

            2.7 "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute.


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            2.8   "EMPLOYEE" shall mean any person, including officers and
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            2.9 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            2.10 "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            2.11 "NONQUALIFIED STOCK OPTION" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            2.12 "OPTION" shall mean a stock option granted pursuant to the Plan.

            2.13 "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

            2.14 "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

            2.15 "PARENT" shall mean a "parent corporation," whether now or hereafter, as defined in Section 424 of the Code.

            2.16  "PLAN" shall mean this Stock Incentive Plan.

            2.17 "SALE" or "SOLD" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares without consideration, except past or future services.

            2.18 "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            2.19 "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

      3.    STOCK SUBJECT TO THE PLAN.

            3.1 SIZE OF PLAN POOL. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 1,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common stock.

            3.2 RETURN OF UNEXERCISED OPTION SHARES. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan.



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            3.3   RETURN OF UNVESTED OR RESTRICTED SHARES. If Shares Sold under the Plan or purchased upon the exercise of an Option are repurchased by the Company pursuant to restrictions applicable to such Shares, the number of Shares repurchased shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan.

            3.4 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which requisite authority shall not have been obtained.

      4.    ADMINISTRATION OF THE PLAN.

            4.1 PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

                  4.1.1 COMMITTEE. Subject to subparagraph 4.1.3, the Board of Directors may appoint a Committee consisting of not less than two (2) members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  4.1.2 CONFLICTS. Members of the Board who are either eligible for Options and/or Sales or have been granted Options or Sold Shares may vote on any matters affecting the administration of the Plan or the grant of any Options or Sale of any Shares pursuant to the Plan, except that no such member shall act upon the granting of an Option or Sale of Shares to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Sale of Shares to him.

                  4.1.3 GRANTS FOLLOWING REGISTRATION, TO OFFICERS OR
DIRECTORS, ONLY BY DISINTERESTED PERSONS. Notwithstanding the foregoing subparagraph 4.1.1, if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, from the effective date of such registration until six (6) months after the termination of such registration, any grants of Options to officers or directors shall only be made by the Board if each member of the Board is a disinterested person, or if every member of the Board is not a disinterested person, by a committee of two or more directors, each of whom is a disinterested person. A "disinterested person" is a director who has not, during the one year period prior to service as an administrator of the Plan, or during such service, been




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granted or awarded equity securities pursuant to the Plan or any other plan to the Company or any of its affiliates, with these qualifications:

                     a) FORMULA PLANS DON'T DISQUALIFY. Participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of SEC Rule 16b-3 shall not disqualify a director from being a disinterested person.

                     b) ACQUISITION PLANS DON'T DISQUALIFY. Participation in an ongoing securities acquisition plan meeting the conditions in paragraph
(d)(2)(i) of SEC Rule 16b-3 shall not disqualify a director from being a disinterested person.

                     c) ANNUAL RETAINERS IN STOCK DON'T DISQUALIFY. An election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a director from being a disinterested person.

                     d) DISQUALIFICATION APPLIES ONLY TO PLAN IN WHICH DIRECTOR PARTICIPATES. Participation in a plan shall not disqualify a director from being a disinterested person for the purpose of administering another plan that does not permit participation by directors.

          4.2 POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion, to do any or all of these things:

               4.2.1 GRANT OPTIONS. To grant Incentive Stock options in accordance with Section 422 of the Code, or Nonqualified Stock Options.

               4.2.2 AUTHORIZE SALES. To authorize Sales of Shares of Common Stock hereunder.

               4.2.3 DETERMINE FAIR MARKET VALUE. To determine, upon review of relevant information and in accordance with Section 8.5 of the Plan, the fair market value of the Common Stock.

               4.2.4 DETERMINE EXERCISE OR PURCHASE PRICE. To determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with
Section 8.1 of the Plan.

               4.2.5 DECIDE WHO GETS OPTIONS. To determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option.

               4.2.6 DECIDE WHO GETS STOCK. To determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold.

               4.2.7 INTERPRET PLAN. To interpret the Plan.



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               4.2.8 MAKE RULES ABOUT PLAN. To prescribe, amend and rescind rules and regulations relating to the Plan.

               4.2.9 SET AND AMEND OPTION TERMS. To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option.

               4.2.10 SET AND AMEND SALE TERMS. To determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale.

               4.2.11 CHANGE EXERCISE DATES OF OPTIONS. To accelerate or defer (with the consent of the Optionee) the exercise date of any Option.

               4.2.12 CHANGE VESTING RESTRICTIONS. To accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan.

               4.2.13 AUTHORIZE SIGNERS. To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board.

               4.2.14 ESTABLISH SHAREHOLDER AGREEMENT RESTRICTIONS. To determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan.

               4.2.15 CANCEL AND REISSUE OPTIONS (SUBJECT TO PRICE RESTRICTIONS). To effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant.

               4.2.16 MAKE CASE BY CASE EXCEPTIONS AT TERMINATION OF EMPLOYMENT. To establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter.

               4.2.17 DO OTHER THINGS NEEDED OR ADVISABLE. To make all other determinations deemed necessary or advisable for the administration of the Plan.

          4.3 EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.



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     5.   ELIGIBILITY.

          5.1 PERSONS ELIGIBLE. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

          5.2 ISO LIMITATION. No Incentive Stock Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year.

          5.3 SECTION 5.2 LIMITATIONS. Section 5.2 of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreements which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5.2 of the Plan shall not apply to any Option evidenced by a "Nonqualified Stock Option Agreements which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

          5.4 NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under
Section 14 of the Plan.

     7.   TERM OF OPTIONS.

          7.1 TERM OF ISOs TO 10% OR LESS HOLDERS. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter tern as may be provided in the Stock Option Agreement.

          7.2 TERM OF NONQUALIFIED OPTIONS TO 10% OR LESS HOLDERS. The term of each Nonqualified Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

          7.3 TERMS FOR HOLDERS OF MORE THAN 10%. In the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (b) if the Option is a Nonqualified Stock Option, the term of the Option shall be



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five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

     8.   EXERCISE/PURCHASE PRICE AND CONSIDERATION.

          8.1 EXERCISE/PURCHASE PRICE. The per Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale (other than a Sale which is a grant for which no purchase price is payable) shall be such price as is determined by the Board, but shall be subject to the requirements of this Section 8.

          8.2  ISO PRICE.

               8.2.1. ISO PRICE TO HOLDERS OF MORE THAN 10%. In the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

               8.2.2 ISO PRICE TO HOLDERS OF 10% OR LESS. In the case of an Incentive Stock Option granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

          8.3  NONQUALIFIED OPTION AND SALE PRICE.

               8.3.1 NONQUALIFIED PRICE TO HOLDERS OF MORE THAN 10%. In the case of a Nonqualified Stock Option or Sale granted or Sold to a person who, at the time of the grant of such Option or authorization of such Sale, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise/purchase price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant or authorization of Sale, unless otherwise expressly determined by the Board of Directors.

               8.3.2 NONQUALIFIED PRICE TO HOLDERS OF 10% OR LESS. In the case of a Nonqualified Stock Option or Sale granted or Sold to any other person, the per Share exercise/purchase price shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant or authorization of Sale, unless otherwise expressly determined by the Board of Directors.

               8.3.3 REQUIREMENT FOR BELOW MARKET OPTIONS AND SALES. Any determination to sell stock at less than fair market value on the date of the grant or authorization of Sale shall be accompanied by an express finding by the Board of Directors specifying that the sale is in the best interest of the Company, and specifying both the fair market value and the grant or sale price of the stock.

          8.4 SALES AFTER REGISTRATION. In the case of an Option granted or Sale authorized on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six (6) months after the


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termination of such registration, the per Share exercise/purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant or authorization of Sale.

          8.5 FAIR MARKET VALUE. The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock for the date of grant or authorization of Sale, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or authorization of Sale, as reported in The Wall Street Journal.

          8.6 CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Board and may consist in whole or part of:

               8.6.1 CASH, CHECK, NOTE. Cash, Check, or Promissory Note.

               8.6.2. TRANSFERRED OR WITHHELD SHARES. Transfer to the Company of Shares having a Fair Market Value at the time of such exercise equal to the Option exercise price, or delivery of instructions to the Company to withhold from the Shares that would otherwise be issued on the exercise that number of Shares having a Fair Market Value at the time of such exercise equal to the Option exercise price. If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

          9. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

          10. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

          11. NONTRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

          12.  EXERCISE OF OPTION.

               12.1 WHEN EXERCISABLE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

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            12.2  NO FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share.

            12.3 HOW EXERCISED. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8.6 of the Plan.

                  12.3.1 DEPOSITS FOR WITHHOLDING TAXES. Each Optionee who exercised an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

                  12.3.2 SHAREHOLDER AGREEMENTS. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Board.

            12.4 NO SHAREHOLDER RIGHTS OR ADJUSTMENTS UNTIL ISSUANCE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

            12.5 EFFECT OF EXERCISE ON PLAN POOL. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            12.6 TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. If an Employee or consultant ceases to serve as an Employee or Consultant (as the case may be), he may, but only within three (3) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of any Option or thereafter) after the date he ceases to be an Employee or Consultant (as the case may be) of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            12.7  DISABILITY OF OPTIONEE. Notwithstanding the provisions of
Section 12.6 above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months (or such other period of time not exceeding the limitations of



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Section 7 above as is determined by the Board at the time of grant of an Option or thereafter) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               12.8 DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of an Option or thereafter) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise as of the date of death.

          13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

               13.1 STOCK SPLITS AND THE LIKE. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               13.2 TERMINATION ON DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.


               13.3 SUBSTITUTION OR EXERCISE ON SALE OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such





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assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Board may specify in the notice, and the Option will terminate upon the expiration of such period.

               14.  AMENDMENT AND TERMINATION OF THE PLAN

                    14.1 AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the option grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that, if required to qualify the Plan under rule 16b-3, no amendment shall be made without the approval of the stockholders of the Company in the manner described in Section 16 of the Plan if the amendment would:

                    14.1.1 INCREASE SHARES. Increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 13 of the Plan;

                    14.1.2 CHANGE CLASS OF EMPLOYEE OR CONSULTANT ELIGIBLE. Make a change in the designation of the class of Employees or Consultants eligible to be granted Options; or

                    14.1.3 INCREASE BENEFITS AFTER REGISTRATION. If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, cause any material increase in the benefits accruing to participants under the Plan.

               14.2 STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 14.1 of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 16.1 of the Plan.

               14.3 EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          15.  CONDITIONS UPON ISSUANCE OF SHARES.

               15.1 GENERAL COMPLIANCE REQUIREMENT. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               15.2 INVESTMENT INTENT WARRANTY. As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          16. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, such holders being present or represented and entitled to vote thereon. If and in the event that the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, the approval of such stockholders of the Company shall be obtained as follows:

               16.1 SOLICITATION. Approval shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

               16.2 TIME. Approval shall be obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of any class or equity securities of the Company under Section 12 of the Exchange Act.

               16.3 IF BY WRITTEN CONSENT; COMPLIANCE WITH STATE LAW. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of stockholders of the Company in compliance with the requirements of applicable state law.

          17. SIX MONTH HOLDING PERIOD FOR AFFILIATES. If the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, then from the effective date of such registration until six (6) months after the termination of such registration (the Public Period), these limits will apply to each officer, director and beneficial owner of ten percent (10%) or more of any class of equity securities of the Company (Affiliates). During the Public Period, any Affiliate shall hold Shares Sold hereunder at least six months from the date of Sale. During the Public Period, at least six months must elapse from the date of grant of an Option to an Affiliate to the date the Affiliate disposes of the Shares acquired upon exercise of the Option, or (if the Option is disposed of other than by exercise) to the date of disposition of the Option itself.

                               [DRAFT: 11/10/97]

                         GREENBERG NEWS NETWORKS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT ("Option Agreement"), dated _______________ (the "Option Date"), is entered into by Greenberg News Networks, Inc., a Delaware corporation having its principal place of business at 3060 Peachtree Road, Suite 505, Atlanta, Georgia 30305 ("GNN"), and ____________, whose home address is _________________________________________ ("Key Employee").

     GNN's Board of Directors has adopted the Greenberg News Networks, Inc. 1997 Stock Option Plan ("Plan") under which GNN is authorized to issue stock options.

     Key Employee is expected to provide valuable service to GNN, and the Board of Directors of GNN has authorized the grant of options to Key Employee under the Plan, subject to the terms and conditions of this Option Agreement.

     In consideration of the mutual promises and agreements set forth in this Option Agreement, the parties agree as follows:

     1. Option Grant. GNN hereby grants to Key Employee, under the Plan, an option ("Option") to purchase an aggregate of _______ shares of GNN's common stock ("Option Shares"), subject to all the terms and conditions of the Plan and all of the terms and conditions set forth in this Option Agreement. All of the terms defined in the Plan have the same meaning in this Option Agreement, unless otherwise specified in this Option Agreement. A copy of the terms defined in the Plan is attached hereto as Exhibit A. A copy of the Plan will be delivered to Key Employee with this Option Agreement.

     2. Option Price. The purchase price for each Option Share is $_________ per share ("Option Price").

     3. Status as NQO. GNN intends that the Option will not constitute an incentive stock option under Section 422 of the Code.

     4. Accrual of Exercise Right. So long as Key Employee remains in the employ of GNN, the right to exercise the Option granted by this Option Agreement shall accrue and become exercisable as follows:

          (a) on or after the first anniversary of the Option Date, 1/3 of the Option Shares first may be purchased, and the Option thereafter may be exercised in whole or in part to that extent;

          (b) on or after the second anniversary of the Option Date, an additional 1/3 of the Option Shares first may be purchased, and the Option thereafter may be exercised in whole or in part (to the extent not previously exercised) for a total of 2/3 of the Option Shares; and

          (c) on or after the third anniversary the Option Date, the remaining 1/3 of the Option Shares first may be purchased, and the Option thereafter may be exercised in whole or in part (to the extent not previously exercised) for all of the Option Shares.

[DISCUSS VESTING SCHEDULE]

     5. Life of Option. The Option shall expire when exercised in full; provided, however, the Option shall expire, to the extent not exercised in full, on the earlier of (a) the date which is the tenth anniversary of the date the Option was granted or (b) the date provided under Section 8 of this Option Agreement.

     6.   Method of Exercise of the Option.

     Subject to the other provisions of this Option Agreement, Key Employee may exercise the Option before the date the Option expires on any normal business day of GNN by written notice to the Corporate Secretary of GNN delivered personally or mailed, via first class mail, to GNN at its principal office, 3060 Peachtree Road, Suite 505, Atlanta, Georgia 30305. Such notice must state that Key Employee has elected to exercise the Option, must indicate the number of Option Shares to be purchased pursuant to exercise, must be signed by Key Employee, and must be accompanied by (i) payment in full of the Option Price for the Option Shares to be purchased pursuant to such exercise; and (ii) a fully executed counterpart copy of a Stockholders Agreement in the form attached to this Option Agreement as Exhibit B (the "Stockholders Agreement"). Payment must be made in cash, which may be in the form of a check payable to GNN. The Option may be exercised only in units of 100 shares or multiples thereof (except that if all Option Shares that are then vested under the Option are being purchased, the Option may be exercised as to all the Option Shares that are vested regardless of number). The effective date of exercise of the Option shall be the date on which the Key Employee's written notice, payment and executed counterpart Stockholders Agreement are received by GNN. After receipt of Key Employee's notice of exercise in proper form accompanied by payment of the amount due and executed counterpart Stockholders Agreement, GNN shall issue a certificate or certificates evidencing the number of authorized fully-paid and nonassessable shares of Stock which have thereby been purchased.

     7. Non-transferability of the Option. The Option is personal to Key Employee, may be exercisable during Key Employee's lifetime only by him or her, and may not be transferred, except by Key Employee's will or in accordance with the applicable laws of descent and distribution. The person or persons to whom the Option is transferred by will or by the applicable laws of descent and distribution thereafter shall be treated as Key Employee under this Option Agreement.

     8.   Termination of Employment, Death or Disability

          (a) If Key Employee's employment is terminated on any date (1) by GNN with cause (as determined in the discretion of the Board) or (2) by Key Employee without the written consent of GNN, then the Option, to the extent not previously exercised, shall expire immediately and automatically on such date.

          (b) If Key Employee's employment is terminated for any reason other than that described in Section 8(a), death or permanent and total disability, then the Option, to the extent previously exercisable under Section 4 and to the extent not previously exercised, shall expire immediately and automatically on the last day of the 90 consecutive day period that immediately follows the last day of Key Employee's employment.

          (c) If Key Employee (1) dies while employed by GNN or (2) terminates employment and is entitled to the 90 day exercise period described in Section 8(b) but dies before the Option expires under such section, then the Option, to the extent previously exercisable under Section 4 and to the extent not previously exercised, may be exercised at any time during the 12 consecutive month period immediately following the date of Key Employee's death by the person or persons to whom Key Employee's rights under the Option pass in accordance with Section 7 of this Option Agreement and shall expire immediately and automatically on the last day of such 12 month period.

          (d) If Key Employee becomes permanently and totally disabled (within the meaning as referenced in Section 422(c)(6) of the Code) while employed by GNN, then the Option, to the extent previously exercisable under Section 4 and to the extent not previously exercised, may be exercised at any time during the 12 consecutive month period immediately following termination of Key Employee's employment because of such disability and shall expire immediately and automatically on the last day of such 12 month period.

          (e) For purposes of determining whether Key Employee had terminated employment with GNN, (1) a transfer of employment between or among GNN, a Parent and a Subsidiary shall not be treated as a termination of Key Employee's continuous employment with GNN and (2) if Key Employee is employed solely by a Subsidiary, the sale of such Subsidiary (by a Stock sale or sale of substantially all of the assets of that Subsidiary) shall be treated as a termination of Key Employee's continuous employment with GNN.

     9. Adjustments for Changes in Corporate Structure or Shares. GNN shall have the right to modify, amend or cancel the Option in accordance with the terms of the Plan.

     10. Shareholder Rights not Granted by the Option. Key Employee is not entitled by virtue of the Option or this Option Agreement to any rights of any kind or description whatsoever as a shareholder of GNN. Key Employee shall have no rights as a shareholder with respect to the Option Shares until GNN has received Key Employee's notice of exercise in proper form accompanied by payment of the amount due and GNN has actually delivered the Stock subject to the Option to Key Employee. As provided in Section 6 above, Key Employee must execute and deliver a Stockholders Agreement in the form attached as Exhibit B as a condition to the exercise of the Option.

     11. Investment Representation. If the Option Shares are not registered under the Securities Act of 1933 (the "1933 Act"), or comparable state securities laws, at the time or times Key Employee exercises the Option, Key Employee shall execute a written representation to Greenberg News Networks, in form and substance satisfactory to Greenberg News Networks at such time or times, that by such exercise he or she shall purchase Option Shares solely for investment purposes for his or her own account and not with a view to the subsequent resale or distribution to the public in violation of the 1933 Act, or comparable state securities laws, and that such Option Shares will not be sold or otherwise disposed of unless a registration statement under the 1933 Act and comparable state securities laws is then in effect with respect thereto or Key Employee has received an opinion, in form and substance satisfactory to Greenberg News Networks, of legal counsel satisfactory to Greenberg News Networks, to the effect that registration is not required under the 1933 Act or comparable state securities laws.

     12. Legend. The certificate evidencing the Option Shares may include 1 or more legends that reference or describe the provisions of Section 10 and
Section 11 of this Option Agreement.

     13. Notices. All notices hereunder to GNN shall be delivered personally or mailed to it, via first class mail, addressed to GNN, Inc., 3060 Peachtree Road, Suite 505, Atlanta, Georgia 30305; Attn: Secretary, and all notices hereunder to Key Employee shall be delivered personally or mailed, via first class mail, to Key Employee at Key Employee's address as noted in this Option Agreement. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to GNN or to Key Employee, as the case may be.

     14. Plan and Plan Interpretations as Controlling. The Option hereby granted and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Board shall be binding and conclusive upon Key Employee and his or her legal representatives with regard to any question arising hereunder or under the Plan.

     15. Registration or Qualification of Shares. If at any time the Board determines, in its discretion, that the registration or qualification of the shares covered hereby under the any state or federal law is necessary or desirable as a condition for the delivery of shares upon exercise of this Option, the exercise of this Option shall be deferred until such registration or qualification shall have been effected.

     16. Income Tax Withholding. GNN may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the exercise of the Option and the issuance of the Option Shares, including, but not limited to, deducting the amount of any such withholding obligations from any other amount then or thereafter payable to Key Employee by GNN, requiring Key Employee, or the person or persons to whom Key Employee's rights under the Option pass in accordance with Section 7 of this Option Agreement, to pay to GNN the amount required to be withheld or to execute such documents as GNN deems necessary or desirable to enable it to satisfy its withholding obligations, or permitting Key Employee to elect to satisfy withholding obligations through a reduction in the number of shares of Stock actually transferred to Key Employee or to such other person or persons as a result of exercise of the Option.

      17. Governing Law. This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

      18. Entire Agreement. This Option Agreement constitutes a single integrated contract expressing the entire agreement of the parties hereto. There are no agreements, written or oral, express or implied, between the parties hereto, concerning the subject matter hereof, except as set forth in this Option Agreement and the Plan. All other agreements, whether written or oral, between the parties concerning the subject matter hereof are superseded by this Option Agreement and the Plan.

      IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the date first above written.

                                    GREENBERG NEWS NETWORKS, INC.


                                    By: _____________________________________

                                    Title: __________________________________


                                    _________________________________________
                                           (Key Employee's Signature)


                                    _________________________________________
                                             (Social Security Number)

                                   EXHIBIT A

     1.   "BOARD" -- means the Board of Directors of GNN.

     2. "CHANGE IN CONTROL" -- means (a) the sale of all or substantially all of the assets of GNN, whether in a single transaction or in a series of transactions occurring within any single 12 month period, (b) the sale by one or more shareholders of GNN, in a single transaction or in series of transactions occurring within any single 12 month period, of more than 50% of the issued and outstanding capital stock of GNN to any individual, corporation, trust or other entity which is not a shareholder, or is not controlled by a shareholder, of GNN as of the date of grant of an Option; (c) a merger, reorganization, exchange of stock or other securities, or other business combination between GNN and another corporation, trust or other business entity which results in the present shareholders of GNN owning less than 51% of the total issued and outstanding capital stock of the surviving entity; or (d) the issuance of capital stock of GNN after the date of grant of an Option, whether by private placement or public offering or pursuant to the exercise of warrants, options or conversion rights, which causes the existing shareholders of GNN to own less than 51% of the total issued and outstanding stock of GNN.

     3.   "CODE" -- means the Internal Revenue Code of 1986, as amended.

     4. "DIRECTOR" -- means any member of the Board who is not any employee of GNN or a Parent or Subsidiary.

     5. "FAIR MARKET VALUE" -- means as of any date (a) the price that the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, if the Stock is publicly traded on such date, "Fair Market Value" means (b) the closing price on such date for a share of Stock as reported by The Wall Street Journal under the quotation system under which such closing price is reported or, if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board or, if no such closing price is available on such date, (c) such closing price as so reported in accordance with 5(b) for the immediately preceding business day or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (d) the price as determined in accordance with 5(a).

     6. "GREENBERG NEWS NETWORKS" -- means Greenberg News Networks, Inc. and any successor to such corporation.

     7. "ISO" - means an option granted under the Plan to purchase Stock that is intended to satisfy the requirements of Section 422 of the Code.

     8. "KEY EMPLOYEE" - means an employee of GNN or any Parent or Subsidiary, or a non-employee consultant retained by GNN or any Parent or Subsidiary, who, in the judgment of the Board acting in its absolute discretion, is a key to the success of GNN or a Parent or Subsidiary.

     9.   "1933 ACT" - means the Securities Act of 1933, as amended.

     10. "NQO" - means an option granted under the Plan to purchase stock that by its terms provides that it will not be treated as an incentive stock option under Section 422 of the Code or that fails to satisfy the requirements of
Section 422 of the Code.

     11.  "OPTION" - means an ISO or a NQO.

     12. "OPTION AGREEMENT" - means the written agreement or instrument that sets forth the terms of an Option granted to a Key Employee or Director under the Plan.

     13. "OPTION PRICE" - means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under the Plan.

     14. "PARENT" - means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) of GNN.

     15. "PLAN" - means the GNN, Inc. 1997 Stock Option Plan as amended from time to time thereafter.

     16.  "STOCK" - means the $.01 par value Common Stock of GNN.

     17. "SUBSIDIARY" - means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of GNN.

     18. "TEN PERCENT SHAREHOLDER" - means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either GNN, a Parent or a Subsidiary.


                                      -2-